UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2011
ORION ENERGY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Woodland Drive, Manitowoc, Wisconsin	54220

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (920) 892-9340
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 1, 2011, Orion Energy Systems, Inc. (the “Company”) issued a press release announcing its quarterly financial results for its fiscal 2011 third quarter ended December 31, 2010. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Also furnished as Exhibit 99.2 is certain supplemental financial information posted on the Company’s website at www.oriones.com.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being furnished herewith:

(99.1)	Press Release of Orion Energy Systems, Inc., dated February 1, 2011.

(99.2)	Supplemental Financial Information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.
Date: February 1, 2011	By:	/s/ Scott R. Jensen
Scott R. Jensen
Chief Financial Officer and Treasurer

ORION ENERGY SYSTEMS, INC.
FORM 8-K
EXHIBIT INDEX

Exhibit
Number

(99.1)	Press Release of Orion Energy Systems, Inc., dated February 1, 2011.

(99.2)	Supplemental Financial Information.

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